Form 8-k is being submitted pursuant to Rule 901(d) of Regulation S-T

                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D. C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE

                         SECURITIES EXCHANGE ACT OF 1934


Date of Report (Date of earliest event reported):   July 18, 2002

                         First Financial Holdings, Inc.
--------------------------------------------------------------------------------
               (Exact name of registrant as specified in charter)


Delaware                              0-17122                   57-0866076
--------------------------------------------------------------------------------
State or other jurisdiction    Commission File Number      I.R.S. Employer I.D.
of incorporation                                                 number

34 Broad Street, Charleston, South Carolina                      29401
--------------------------------------------------------------------------------
(Address of principal executive offices)                      (Zip Code)


                                 (843) 529-5933
--------------------------------------------------------------------------------
               Registrant's telephone number (including area code)

Item 5. Other Events

On July 18, 2002 First Financial Holdings, Inc. announced the results for the third quarter ended June 30, 2002.

For more information regarding this matter, see the press release attached hereto as Exhibit 1.


Item 7. Financial Statements, Pro Forma Financial Information and Exhibits

        Exhibit (1). Press release dated July 18, 2002 and selected financial data.

   First Financial Holdings, Inc. Reports 20% Increase in Earnings

   CHARLESTON, S.C.--(BUSINESS WIRE)--July 18, 2002--First Financial Holdings, Inc. (NASDAQ: FFCH) today announced net income for the third quarter ended June 30, 2002 of $7.1 million, an increase of 20% over net income of $5.9 million in the comparable quarter in 2001.
   Basic earnings per common share increased to $.53 for the current quarter compared with $.44 in the June 2001 quarter. On a diluted basis, earnings per common share increased to $.51 from $.43 in the comparable period in 2001.
   For the first nine months of fiscal 2002, First Financial's net income of $21.4 million was a Company record, increasing by 29% from net income of $16.6 million for the nine months ended June 30, 2001. Basic and diluted earnings per share for the nine months ended June 30, 2002 increased to $1.60 and $1.54, respectively, compared with $1.24 and $1.21 in the prior nine month period in 2001.
   President and Chief Executive Officer A. Thomas Hood commented,
"We are pleased to report another solid quarter and continued progress on many strategic initiatives in fiscal 2002. Our improved earnings for the quarter were driven in part by strong growth in the Company's net interest margin and from growth in non-interest sources of income. Net interest income of $20.6 million for the quarter ended June 30, 2002 reflects an increase of 13% over levels one year ago. Our net interest margin for the third quarter of 3.82% compares very favorably with the net interest margin of 3.28% in the June 2001 quarter."
   Hood also commented, "Non-interest income for the third quarter increased by 32% to $7.7 million compared with $5.8 million in the same period in fiscal 2001. First Financial's insurance operations continued to enjoy solid growth in commission income. These insurance revenues totaled $2.2 million in the third quarter of fiscal 2002, up 68% compared with the third quarter of fiscal 2001. This significant increase reflects the June 2001 addition of the operations of Kinghorn Insurance Services of Hilton Head, South Carolina. Gains on the sales of loans, investments and mortgage-backed securities also increased $475 thousand in the June 2002 quarter over results one year ago. Other income in the June 2002 quarter also included a gain of approximately $487 thousand related to the sale of Company property in connection with the relocation of a retail branch facility. "
   "Operating expenses increased $2.1 million to $15.8 million in the quarter ended June 30, 2002 compared with $13.6 million in the June 2001 quarter. The increase was primarily related to costs associated with additional insurance operations acquired in the past year and increased numbers of retail sales locations. Our project to consolidate our two wholly-owned banking subsidiaries into one operating unit under the name, "First Federal," is progressing and we have filed the applications with the regulators. We look forward to the realization of this project as we believe it will help to improve banking access and options for all of our customers in the coastal markets of the Carolinas and also enable our staff to be more efficient. During the past quarter, we relocated our Folly Road retail branch office to a much larger facility in a rapidly developing area of James Island. An important milestone was also reached on the future direction of our core banking processing systems with the signing in late June of a contract to purchase Jack Henry's Silverlake system with a late fiscal 2003 installation planned," Hood concluded.
   As of June 30, 2002, total assets of First Financial were $2.3 billion and deposits were $1.4 billion. Loans receivable totaled $1.9 billion at June 30, 2002 and stockholders' equity totaled $166 million. Book value per common share increased to $12.46 at June 30, 2002 compared to $11.38 one year ago.
   Total problem assets increased to $20.9 million at June 30, 2002 from $13.9 million at June 30, 2001 and $18.7 million at March 31, 2002. The ratio of problem assets to total assets was .92% at June 30, 2002 compared to .60% at June 30, 2001 and .82% at March 31, 2002.
Increased levels of problem assets from one year ago and in the past quarter are principally related to higher delinquencies in single-family properties, which may take longer time to resolve but generally have resulted in lower losses than other types of credits. The ratio of net loan charge-offs to average net loans annualized increased to 33 basis points in the current quarter compared to 24 basis points in the comparable quarter one year ago and 28 basis points in the March 2002 quarter.

   First Financial is the multiple thrift holding company of First Federal Savings and Loan Association of Charleston and Peoples Federal Savings and Loan Association of Conway. The Associations operate a total of 44 offices located in the Charleston Metropolitan area, Horry, Georgetown, Florence and Beaufort counties in South Carolina and Brunswick County in coastal North Carolina. The Company also provides brokerage, trust and insurance services through First Southeast Investor Services, First Southeast Fiduciary and Trust Services and First Southeast Insurance Services. For additional information about First Financial, please visit our web site at www.firstfinancialholdings.com.

   Certain matters in this news release constitute forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. These forward-looking statements relate to, among others, expectations of the business environment in which the Company operates, projections of future performance, perceived opportunities in the market, potential future credit experience, and statements regarding the Company's mission and vision. These forward-looking statements are based upon current management expectations, and may, therefore, involve risks and uncertainties. The Company's actual results, performance or achievements may differ materially from those suggested, expressed or implied by forward-looking statements due to a wide range of factors including, but not limited to, the general business environment, general economic conditions nationally and in the State of South Carolina, interest rates, the South Carolina real estate market, competitive conditions between banks and non-bank financial services providers, regulatory changes and other risks detailed in the Company's reports filed with the Securities and Exchange Commission, including the Annual Report on Form 10-K for the fiscal year ended September 30, 2001.


                    FIRST FINANCIAL HOLDINGS, INC.
             Unaudited Consolidated Financial Highlights
                  (in thousands, except share data)

                          Three Months Ended        Nine Months Ended
                     -------------------------------------------------
                      6/30/02   6/30/01   3/31/02   6/30/02  06/30/01
                     -------------------------------------------------
Statements of Income
Interest income      $ 37,750  $ 43,436  $ 38,591  $ 116,883 $131,027
Interest expense       17,189    25,150    17,585     54,840   79,904
Net interest income    20,561    18,286    21,006     62,043   51,123
Provision for loan
 losses                (1,472)   (1,350)   (1,500)    (4,488)  (3,475)
Net interest income
 after provision      19,089    16,936    19,506      57,555   47,648
Other income
  Net gain on sale of
   loans                 728       559       818       2,719    1,202
  Net gain on sale of
   investments and
   mortgage-backed
   securities            303        (3)                  328      537
  Brokerage fees         579        430        567     1,617    1,231
  Commissions on
   insurance           2,193      1,309      3,138     7,189    3,036
  Service charges and
   fees on deposit
   accounts            2,348      2,166      2,192     6,908    6,332
  Loan servicing fees    400        489        513     1,383    1,520
  Real estate
   operations (net)     (100)       (74)      (198)     (417)   1,057
  Other                1,287        972        853     3,041    2,781
    Total other income 7,738      5,848      7,883    22,768   17,696
Other expenses
  Salaries and employee
   benefits            9,665      8,074      9,523    28,662   23,432
  Occupancy costs      1,262        993      1,187     3,768    3,056
  Marketing              487        402        330     1,297    1,134
  Depreciation, amort.,
   etc.                1,261      1,130      1,158     3,595    3,354
  FDIC insurance
   premiums               68         64         69       203      197
  Other                3,020      2,971      3,474     9,545    8,533
    Total other
     expenses         15,763     13,634     15,741    47,070   39,706
Income before income
 taxes                11,064      9,150     11,648    33,253   25,638
Provision for income
 taxes                 3,987      3,228      4,140    11,864    9,051
    Net income         7,077      5,922      7,508    21,389   16,587
Earnings per common
 share:
   Basic                0.53       0.44       0.56      1.60     1.24
   Diluted              0.51       0.43       0.54      1.54     1.21
Average shares
 outstanding          13,395     13,362     13,396    13,395   13,342
Average diluted shares
 outstanding          13,878     13,760     13,852    13,855   13,692
Ratios:
  Return on average
   equity              17.10%     15.75%     18.45%    17.59%   15.21%
  Return on average
   assets               1.24%      1.02%      1.30%     1.24%    0.96%
  Net interest margin   3.82%      3.28%      3.87%     3.81%    3.09%
  Operating expense/
   average
   assets               2.77%      2.34%      2.73%     2.73%    2.30%
  Efficiency ratio     57.60%     57.64%     55.69%    57.28%   60.14%
  Net charge-offs/
   average net loans,
   annualized           0.33%      0.24%      0.28%     0.30%    0.21%

----------------------------------------------------------------------
                                     06/30/02    06/30/01    03/31/02
----------------------------------------------------------------------
Statements of Financial Condition

Assets
 Cash and cash equivalents           $ 96,668    $ 79,341    $ 97,948
 Investments                           42,595      41,877      44,083
 Loans receivable                   1,892,105   1,896,801   1,900,583
 Mortgage-backed securities           156,236     223,933     178,946
 Office properties, net                32,896      31,654      32,452
 Real estate owned                      3,922       2,644       4,417
 Other assets                          38,940      37,814      38,109
   Total Assets                     2,263,362   2,314,064   2,296,538

Liabilities
------------
 Deposits                           1,411,895   1,347,794   1,423,698
 Advances from FHLB                   615,000     698,000     643,000
 Other borrowings                      23,750      66,073      23,750
 Other liabilities                     46,489      49,909      41,135
   Total Liabilities                2,097,134   2,161,776   2,131,583

Stockholders' equity
--------------------
 Stockholders' equity                 191,205     169,187     185,375
 Treasury stock                       (27,636)    (18,868)    (22,978)
 Accumulated other comprehensive
  income                                2,659       1,969       2,558
   Total stockholders' equity         166,228     152,288     164,955
   Total liabilities and
    stockholders equity             2,263,362   2,314,064   2,296,538
Stockholders' equity/assets              7.34%       6.58%       7.18%
Common shares outstanding              13,338      13,382      13,418
Book value per share                   $12.46      $11.38      $12.29

----------------------------------------------------------------------
                                     06/30/02    06/30/01    03/31/02
----------------------------------------------------------------------

Credit quality-quarterly results
--------------------------------
 Total reserves for loan losses       $16,179     $15,886     $16,290
 Loan loss reserves/net loans            0.86%       0.84%       0.86%
 Reserves/non-performing loans          95.32%     141.42%     113.70%
 Provision for losses                  $1,472      $1,350      $1,500
 Net loan charge-offs                  $1,583      $1,119      $1,354

Problem assets
--------------
 Non-accrual loans                    $14,259      $8,504     $11,611
 Accruing loans 90 days or more
  past due                                 39          26          36
 Renegotiated loans                     2,675       2,703       2,679
 REO thru foreclosure                   3,922       2,644       4,417
   Total                              $20,895     $13,877     $18,743
 As a percent of total assets            0.92%       0.60%       0.82%

    CONTACT: First Financial Holdings, Inc., Charleston
             Susan E. Baham, 843/529-5601

First Financial Holdings, Inc.

                                                          As of / For the Quarter Ended (Unaudited)
                                  -----------------------------------------------------------------------------------------------
BALANCE SHEET                       06/30/02    03/31/02    12/31/01    09/30/01    06/30/01    03/31/01    12/31/00    09/30/00
                                  -----------------------------------------------------------------------------------------------
Assets
     Cash and investments          $ 139,263   $ 142,031   $ 127,049   $ 136,963   $ 121,218   $ 160,783   $ 116,572   $ 109,484
     Loans receivable              1,892,105   1,900,583   1,930,565   1,905,333   1,896,801   1,884,223   1,841,553   1,838,497
     Mortgage-backed securities      156,236     178,946     186,333     208,153     223,933     245,982     265,184     247,095
     Office properties and equip.     32,896      32,452      32,473      32,968      31,654      29,893      29,811      29,503
     Real estate owned                 3,922       4,417       3,930       3,337       2,644       2,279       4,364       5,895
     Other assets                     38,940      38,109      38,522      38,910      37,814      28,903      28,502      26,037
                                  -----------------------------------------------------------------------------------------------
         Total assets             $2,263,362  $2,296,538  $2,318,872  $2,325,664  $2,314,064  $2,352,063  $2,285,986  $2,256,511
                                  ===============================================================================================
Liabilities
     Deposits                     $1,411,895  $1,423,698  $1,408,501  $1,395,785  $1,347,794  $1,314,130  $1,237,049  $1,241,295
     Advances-FHLB                   615,000     643,000     683,000     625,000     698,000     720,000     750,900     766,500
     Other borrowed money             23,750      23,750      23,750      90,066      66,073     117,848     112,460      61,522
     Other liabilities                46,489      41,135      42,981      57,920      49,909      51,479      42,519      49,343
                                  -----------------------------------------------------------------------------------------------
         Total liabilities         2,097,134   2,131,583   2,158,232   2,168,771   2,161,776   2,203,457   2,142,928   2,118,660
                                  -----------------------------------------------------------------------------------------------
         Total stockholders'
           equity                    166,228     164,955     160,640     156,893     152,288     148,606     143,058     137,851
                                  -----------------------------------------------------------------------------------------------
Total liabilities and
  stockholders' equity            $2,263,362  $2,296,538  $2,318,872  $2,325,664  $2,314,064  $2,352,063  $2,285,986  $2,256,511
                                  ===============================================================================================

Total shares o/s                      13,338      13,418      13,401      13,396      13,382      13,353      13,330      13,318
Book value per share                 $ 12.46     $ 12.29     $ 11.99     $ 11.71     $ 11.38     $ 11.13     $ 10.73     $ 10.35
Equity/assets                          7.34%       7.18%       6.93%       6.75%       6.58%       6.32%       6.26%       6.11%

AVERAGE BALANCES
     Total assets                 $2,279,950  $2,307,705  $2,322,268  $2,319,864  $2,333,064  $2,319,025  $2,271,249  $2,222,993
     Earning assets                2,152,183   2,171,163   2,181,700   2,197,635   2,226,638   2,202,304   2,182,752   2,118,266
     Loans                         1,917,327   1,930,938   1,931,170   1,926,031   1,926,075   1,877,242   1,836,828   1,891,476
     Costing liabilities           2,071,949   2,099,587   2,091,818   2,119,059   2,139,536   2,115,171   2,079,855   2,028,156
     Deposits                      1,424,090   1,411,504   1,406,609   1,378,215   1,326,843   1,266,319   1,233,439   1,227,994
     Equity                          165,592     162,798     158,767     154,591     150,447     145,832     140,455     131,774



First Financial Holdings, Inc.

                                                      Quarter Ended (Unaudited)                             Fiscal Year (unaudited)
                          -------------------------------------------------------------------------------  -----------------------
                          06/30/02  03/31/02  12/31/01  09/30/01  06/30/01  03/31/01  12/31/00  09/30/00    09/30/01     09/30/00
                          -------------------------------------------------------------------------------  -----------------------
STATEMENT OF OPERATIONS
Total interest income     $ 37,750  $ 38,591  $ 40,542  $ 42,250  $ 43,436  $ 43,779  $ 43,812  $ 43,008   $ 173,277    $ 161,642
Total interest expense      17,189    17,585    20,066    23,004    25,150    26,900    27,854    27,510     102,908       98,888
                          -------------------------------------------------------------------------------  -----------------------
     Net interest income    20,561    21,006    20,476    19,246    18,286    16,879    15,958    15,498      70,369       62,754
     Provision for
       loan losses          (1,472)   (1,500)   (1,516)   (1,500)   (1,350)   (1,275)     (850)     (575)     (4,975)      (2,745)
                          -------------------------------------------------------------------------------  -----------------------
     Net int. inc.
       after provision      19,089    19,506    18,960    17,746    16,936    15,604    15,108    14,923      65,394       60,009
                          -------------------------------------------------------------------------------  -----------------------
Other income
     Net gain (loss) on
       sale of loans         $ 728     $ 818   $ 1,173   $ 1,178     $ 559     $ 468     $ 175      $ 22     $ 2,380        $ 128
     Gain on investment
       securities              303                  24        35        (3)      232       308       116         572          144
     Brokerage fees            579       567       471       464       430       450       351       440       1,696        1,793
     Commissions on
       insurance             2,193     3,138     1,858     2,194     1,309       891       836       973       5,230        2,837
     Loan servicing fees       400       513       470       411       489       526       505       565       1,931        1,883
     Svc. chgs/fees-dep.
       accts                 2,348     2,192     2,368     2,157     2,166     2,033     2,133     1,965       8,489        7,593
     Real estate
       operations (net)       (100)     (198)     (119)     (194)      (74)    1,090        41       243         863          377
     Other                   1,287       853       902       977       972     1,001       808       993       3,757        3,555
                          -------------------------------------------------------------------------------  -----------------------
        Total other
          income             7,738     7,883     7,147     7,222     5,848     6,691     5,157     5,317      24,918       18,310
                          -------------------------------------------------------------------------------  -----------------------
Other expenses
     Salaries & employee
       benefits              9,665     9,523     9,474     9,088     8,074     7,954     7,404     7,219      32,520       28,008
     Occupancy costs         1,262     1,187     1,319     1,139       993     1,037     1,026     1,004       4,195        3,738
     Marketing                 487       330       480       625       402       376       356       476       1,759        1,579
     Depreciation,
       amort. Etc.           1,261     1,158     1,176     1,183     1,130     1,097     1,127     1,102       4,537        3,914
     Other                   3,088     3,543     3,117     3,402     3,035     2,870     2,825     2,708       12132        10645
                          -------------------------------------------------------------------------------  -----------------------
        Total other
          expenses          15,763    15,741    15,566    15,437    13,634    13,334    12,738    12,509      55,143       47,884
                          -------------------------------------------------------------------------------  -----------------------
Income before taxes         11,064    11,648    10,541     9,531     9,150     8,961     7,527     7,731      35,169       30,435
Provision for
  income taxes               3,987     4,140     3,737     3,559     3,228     3,166     2,657     2,595      12,610       10,507
                          -------------------------------------------------------------------------------  -----------------------
          Net Income       $ 7,077   $ 7,508   $ 6,804   $ 5,972   $ 5,922   $ 5,795   $ 4,870   $ 5,136    $ 22,559     $ 19,928
                          ===============================================================================  =======================
Average shares o/s,
  basic                     13,395    13,396    13,396    13,402    13,362    13,341    13,323    13,321      13,357       13,341
Average shares o/s,
  diluted                   13,878    13,852    13,835    13,855    13,760    13,721    13,596    13,521      13,733       13,559
Net income per
  share - basic             $ 0.53    $ 0.56    $ 0.51    $ 0.45    $ 0.44    $ 0.43    $ 0.37    $ 0.39      $ 1.69       $ 1.49
Net income per
  share - diluted           $ 0.51    $ 0.54    $ 0.49    $ 0.43    $ 0.43    $ 0.42    $ 0.36    $ 0.38      $ 1.64       $ 1.47
Dividends paid
  per share                 $ 0.17    $ 0.17    $ 0.17   $ 0.155   $ 0.155   $ 0.155   $ 0.155    $ 0.14      $ 0.62       $ 0.56



First Financial Holdings, Inc.

                                                     Quarter Ended (unaudited)                                    Fiscal Year
                                                                                                                  (unaudited)
                      --------------------------------------------------------------------------------------- ------------------
                       06/30/02     03/31/02   12/31/01  09/30/01   06/30/01   03/31/01   12/31/00   09/30/00 09/30/01 09/30/00
                      --------------------------------------------------------------------------------------- ------------------
OTHER RATIOS
  Return on
    Average Assets        1.24%      1.30%     1.17%     1.03%      1.02%      1.00%      0.86%      0.91%     0.98%    0.91%
  Return on Average
    Equity               17.10%     18.45%    17.14%    15.45%     15.75%     15.90%     13.87%     15.15%    15.27%   15.21%
  Average yield on
    earning assets        7.01%      7.11%     7.43%     7.69%      7.80%      7.95%      8.02%      7.90%     7.87%    7.71%
  Average cost of
    paying liabilities    3.32%      3.39%     3.80%     4.31%      4.72%      5.16%      5.29%      5.25%     4.87%    4.94%
  Gross spread            3.69%      3.72%     3.63%     3.38%      3.08%      2.79%      2.73%      2.65%     3.00%    2.77%
  Net interest margin     3.82%      3.87%     3.75%     3.50%      3.28%      3.07%      2.92%      2.85%     3.20%    2.99%
  Operating
    exp./avg. assets      2.77%      2.73%     2.68%     2.66%      2.34%      2.30%      2.24%      2.22%     2.39%    2.19%
  Efficiency ratio       57.60%     55.69%    58.64%    60.66%     57.64%     61.22%     61.86%     61.22%    60.28%   59.55%
LOANS ORIGINATED
  Mortgage             $113,136   $126,568  $126,748  $100,449   $127,607    $80,832    $70,903   $105,635  $379,791 $361,712
  Consumer               54,557     49,522    46,601    52,108     57,243     45,893     49,765     60,015  $205,009 $210,786
  Commercial             31,958     27,786    23,361    23,058     32,993     30,156     22,662     20,999  $108,869 $ 81,659
                      ------------------------------------------------------------------------------------ ------------------
  Total loan
    originations       $199,651   $203,876  $196,710  $175,615   $217,843   $156,881   $143,330   $186,649  $693,669 $654,157
                      ------------------------------------------------------------------------------------ ------------------

COMPOSITION OF GROSS
LOAN PORTFOLIO
  Residential
    (1-4 family)         $1,203,643  $1,217,241 $1,264,222 $1,239,806 $1,248,937 $1,254,885 $1,232,678 $1,310,518
  Other residential          42,311      47,892     45,495     50,195     54,226     49,366     48,545     50,365
  A & D and lots             78,081      81,805     86,303     90,186     91,590     93,492     92,881     88,667
  Commercial
    real estate             139,579     134,568    131,511    132,116    131,901    133,859    134,949    129,459
  Consumer                  365,881     351,412    347,480    350,443    342,237    330,217    332,149    288,929
  Commercial
    business                103,977     105,288     98,637     93,081     86,451     76,958     61,369     53,953
                         ----------------------------------------------------------------------------------------
                         $1,933,472  $1,938,206 $1,973,648 $1,955,827 $1,955,342 $1,938,777 $1,902,571 $1,921,891
                         ========================================================================================
ASSET QUALITY
  Non-accrual loans         $14,259     $11,611    $12,358     $8,547     $8,504     $9,717     $7,195     $5,881
  Loans 90 days or
    more past due                39          36         48         25         26         24         35         29
  Renegotiated loans          2,675       2,679      2,696      2,700      2,703      2,706      2,709      2,712
  REO thru
  foreclosure                 3,922       4,417      3,930      3,337      2,644      2,279      4,364      5,895
                         ----------------------------------------------------------------------------------------
      TOTAL                 $20,895     $18,743    $19,032    $14,609    $13,877    $14,726    $14,303    $14,517
                         ----------------------------------------------------------------------------------------
LOAN AND REO
LOSS RESERVES
  Total reserves for
    loan losses             $16,179     $16,289    $16,144    $15,943    $15,886    $15,655    $15,438    $15,403
  Loan loss
    reserves/net loans        0.86%       0.86%      0.84%      0.84%      0.84%      0.83%      0.84%      0.84%
  Provision for losses        1,472       1,500      1,516      1,500      1,350      1,275        850        575
  Net loan charge-offs        1,583       1,354      1,315      1,443      1,119      1,058        815        560
  Net
    charge-offs/average
    net loans                 0.08%       0.07%      0.07%      0.08%      0.06%      0.06%      0.04%      0.03%
  Annualized net
    charge-offs/av.loans      0.33%       0.28%      0.28%      0.30%      0.24%      0.23%      0.18%      0.12%

                                   SIGNATURES


        Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                             FIRST FINANCIAL HOLDINGS, INC


                             /s/ Susan E. Baham
                             -------------------------------------------------
                             Susan E. Baham
                             Senior Vice President and Chief Financial Officer


Date:  July 18, 2002